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                                                                    EXHIBIT 99.1

Contact:

Kathy Schauer
SalesLogix
+1-480-627-3501
kschauer@saleslogix.com

Kary-Lynn Smith
UpStart Communications
+1-203-629-1513
klsmith@upstart.com

{SEE NEW INTERNET ACTIVATED ACT! AT SALESLOGIX WEBCAST - THURSDAY, 12/9 AT 1:00 EST}


                                                    FOR RELEASE: DECEMBER 6 1999

  SALESLOGIX TO ACQUIRE ACT! AND MULTI-MILLION USER BASE TO EXPAND SHARE OF CRM
                                     MARKET

3 million ACT! users to create a combined business that will serve the largest population of sales force and CRM users in organizations of any size; product returns to its original creator who plans to "Internet Activate" ACT!

         SCOTTSDALE, AZ, DECEMBER 6, 1999 - SalesLogix Corporation (NASDAQ:
SLGX), a leading provider of CRM and e-commerce software, today announced it has signed a definitive agreement to acquire ACT!, the world's best selling contact manager, from Symantec Corporation (NASDAQ: SYMC). The transaction will significantly expand SalesLogix's share of the $11.5 billion Customer Relationship Management (CRM) marketplace, adding an immediate estimated customer base of three million ACT! users. With the recently released ACT!2000 and its own SalesLogix solution, SalesLogix can now offer the leading sales automation brands for individual users and sales teams in organizations of any size.

         The acquisition of ACT! - the world's most popular sales and contact management tool for small businesses, individual sales professionals and consultants - is the latest move in SalesLogix's strategy to create Internet-based sales automation solutions that leverage e-business applications with dynamic content, commerce and community-building Web services. With offerings that will now span all major segments of the sales community - from individuals and small businesses to medium and large companies that must manage the diverse activities of different types of sales channels and partners - SalesLogix is seeking to gain a major share of the surging B2B sell-side automation market. This market is projected by analysts like Aberdeen Group, a Boston, MA market research firm, to grow to $5.5 billion in 2003.

         "There is already an inherent synergy between SalesLogix and ACT!. That's by design, not coincidence," said SalesLogix president and CEO Pat Sullivan. "With ACT! now becoming a part of the SalesLogix product offering, we can more effectively create a completely seamless growth path that enables our customers to grow within a common application framework -- from individual salespeople to small businesses to medium-to-large enterprises. We also believe there is a tremendous opportunity to provide a new class of services to millions of ACT! and SalesLogix users. With ACT! now added to the mix, we believe we have now assembled the foundation to own a dominant share of the CRM marketplace, and have created the scale to compete effectively for leadership of the overall market."

         Under the terms of the agreement, SalesLogix will acquire the ACT! product line, through a four year exclusive license of ACT! and a purchase option at the end of the term, for an aggregate purchase price of $60 million (including royalties paid during the term), in cash, and common stock valued at $20 million. SalesLogix will take over the ACT! development, marketing and support functions, and will continue to sell the ACT! product through its existing
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distribution channels. Upon commencement of the license, ACT! will become an independent line of business of SalesLogix, and the company will expand its operations to three lines of business - ACT!, SalesLogix and Interact.com. Closing of the transaction, which is subject to antitrust review and customary closing conditions, and commencement of the license is anticipated for early January.

         "SalesLogix is the ideal company to take care of the existing ACT! customer base and to continue development of ACT! through its natural evolution to an Internet-based application," said John Thompson, president and CEO of Symantec. "Pat Sullivan has developed a unique, long-term strategy for the future of ACT! that provides exciting new opportunities for the millions of salespeople who have come to rely on one of the industry's leading contact managers."

ACT! USERS GAIN ACCESS TO NEW "INTERNET ACTIVATOR" FOR ACT!

         SalesLogix has a clearly defined strategy for ACT!. The market-leading contact manager will be connected with Interact.com to provide dynamic content, commerce and community subscription services that are customized for ACT! users. Through SalesLogix's new Interact.com, ACT! will be transformed into an "Internet Active" application that is dynamically linked to a wide variety of Web-based e-commerce services specifically geared to the needs of salespeople. In this environment, standard ACT! functions such as entering contact information, making calendar entries, etc., will trigger immediately relevant Internet services, including:

             Context-sensitive review of Web content on the accounts being reviewed

             Dynamic scheduling of travel and hotel bookings through the ACT! calendar

             Ability to buy leads based on specific customer profiles

             Automatic e-marketing campaigns for lists of prospects

             Ability to set up private or public Web portals for prospect management

         Unlike typical sales portals, a key distinguishing characteristic of an Internet Activated ACT! is that all information is delivered in a fully integrated, in-context and relevant manner directly inside the ACT! application. This level of user convenience means fewer learning curves and simple "one-click" access to a wide range of services.

         The Internet-activated version of ACT! is in development now with expected general availability in February 2000. Upon release, services will be offered on a subscription basis for $19.95 per month. The initial releases of the service will be free for all registered ACT!2000 users.

ACQUISITION RETURNS BESTSELLING SOFTWARE TO ITS CREATOR

         SalesLogix' acquisition of ACT! will also mark the return of the software to Sullivan, who in 1987 co-founded Contact Software International, Inc., and pioneered the contact management software category with the introduction of ACT! As president of Contact Software, Sullivan oversaw the evolution and marketing of ACT! until 1993 when he sold it to Symantec. Three years later, he founded SalesLogix, which is now the fastest growing front office and e-commerce software company in the world.

         Sullivan said he recognizes an opportunity today to deliver a breakthrough implementation of ACT! to the marketplace, just as he did more than a decade ago when ACT! marked a revolution in usability and practicality for sales contact management.

         "ACT! was an immediate hit with a vast number of salespeople and other business professionals externally focused and working to build a business. It was the first easy-to-use software solution that met their need for a way to maintain contact and cultivate relationships with their prospects and customers," he said. "Today ACT! continues to win recognition as the best-in-class solution for contact management, and leads the industry with the largest installed base of users across the board, ranging from solo independent sales representatives to large corporate sales organizations. Now that 'ACT! is back' in our product line-up, we will expand its capabilities as an Internet activated application offering a powerful set of dynamically accessible e-business software, content and services."

WEBCAST TO UNVEIL INTERNET ACTIVATED ACT!

         SalesLogix will be hosting a webcast led by Pat Sullivan and Hugh Bishop, Senior Vice President of Enterprise Business Applications for the Aberdeen Group on Thursday, December 9 at 1:00 PM EST. The event will feature a
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demonstration of a new Internet Activator that links ACT! to SalesLogix's breakthrough new B2B Sales Community solution, Interact.com. To sign up and register for the event, visit us on the World Wide Web at http://www.placeware.com/interact.com.

ABOUT SALESLOGIX

         SalesLogix is a leading provider of CRM and e-commerce software for mid-market companies. The Company's products create interactive selling networks that dynamically connect mobile sales, internal telesales, marketing and support organizations as well as third party resellers, supply chain participants and other partners. SalesLogix solutions support all selling channels and operate across a variety of platforms, including the Internet, Windows-based desktops and laptops, and PDAs. To date, over 1,800 customers have licensed SalesLogix software. Headquartered in Scottsdale, Arizona, SalesLogix can be found on the World Wide Web at http://www.saleslogix.com.

                                      # # #

This press release contains forward looking statements that involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward looking statements. Important factors that may cause or contribute to such differences include, but are not limited to: risks relating to the consummation of the acquisition of ACT!, including the risk that required regulatory clearances might not be obtained in a timely manner or at all; risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, unanticipated expenditures and the ability to integrate and manage the acquired business and implement the company's new marketing strategies; market demand and acceptance; the impact of competitive products and services; risks associated with the timing and successful completion of technology and product development and commercialization; the effect of economic and business conditions; the ability to attract and retain technical and management personnel; changing relationships with customers, suppliers and strategic partners, including the company's indirect distribution channel; and other risks detailed in the company's current report on Form 8-K filed with the Securities and Exchange Commission in connection with this announcement, quarterly report on Form 10-Q for the quarter ended September 30, 1999, and final prospectus filed in connection with the company's initial public offering on Form S-1, effective May 27, 1999. SalesLogix undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SalesLogix is a registered trademark of SalesLogix Corporation. All other trademarks or registered marks are owned by their respective holders.